UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2012

LUXEYARD, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-168066	30-0473898
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

8884 Venice Blvd.
Los Angeles, California	90034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 488-3574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This amendment to the current report on Form 8-K of Luxeyard, Inc. is being filed to amend certain disclosure to the Form 8-K filed with the Securities and Exchange Commission on September 28, 2012.

Item 8.01 Other Events

On September 24, 2012, Luxeyard, Inc. (the “Company”) received $1,500,000 in connection with the settlement of a lawsuit filed by the Company, its wholly owned subsidiary, LY Retail, LLC and Amir Mireskandari against certain of the Company’s shareholders. Pursuant to the confidential settlement agreement and mutual release entered into by the parties to the lawsuit all claims were dismissed without the admission of liability by any party.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2012	LUXEYARD, INC.

	By:	/s/ Jerry Wilkerson
Jerry Wilkerson
Chief Financial Officer